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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 7, 2003



                                MICROHELIX, INC.
             (Exact Name of Registrant as Specified in its Charter)



             OREGON                             001-16781                   91-1758621
(State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification
         Incorporation)                                                        No.)


                              16125 SW 72ND AVENUE
                             PORTLAND, OREGON 97224
                                 (503) 968-1600

  (Address of Registrant's Principal Executive Office, including Zip Code, and
                     Telephone Number, including area code)
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Item 5.     OTHER EVENTS

            On May 7, 2003, microHelix, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

            99.1  Press Release issued by microHelix, Inc. on May 7, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 7, 2003.

                                           MICROHELIX, INC.
                                           (Registrant)


                                      By:  /s/ Terrence A. Rixford
                                           -----------------------
                                           Terrence A. Rixford
                                           Senior Vice President Finance, and
                                           Chief Financial Officer